UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 23, 2011

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 23, 2011, the Board of Directors of HF Financial Corp. (the “Company”) approved certain changes to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”) regarding a variety of corporate governance and administrative matters, as set forth on the redlined document attached hereto as Exhibit 3.3, which is incorporated herein by reference. The Company’s Amended and Restated Bylaws are attached as Exhibit 3.2 hereto.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits:

3.2           Amended and Restated Bylaws of the Company.

3.3           Redline of Amended and Restated Bylaws of the Company, showing changes approved by the Board of Directors on August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: August 29, 2011	By:	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: August 29, 2011	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President,
Chief Financial Officer, and Treasurer
(Principal Financial Officer)